UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2026

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Norinchukin Bank Credit Agreement

On August 6, 2026, Nuveen Churchill Private Capital Income Fund (the “Fund”) entered into a credit agreement (the “Norinchukin Bank Credit Agreement” and the credit facility thereunder, the “Norinchukin Bank Credit Facility”) among NCPCIF SPV VI, LLC (formerly known as Nuveen Churchill BDC V SPV I LLC), the Fund's direct wholly owned subsidiary, as borrower (the “Borrower”), the Fund, as servicer, the lenders from time to time parties thereto, the Bank of Nova Scotia, as syndication agent, U.S. Bank Trust Company, National Association, as loan agent, collateral agent and collateral administrator, and U.S. Bank National Association, as custodian. The Norinchukin Bank Credit Agreement (i) provides for Class A-T Loans in an aggregate principal amount of $247,500,000 and Class B Loans in an aggregate principal amount of $45,000,000, in each case, subject to availability governed by an overcollateralization test, and (ii) has a reinvestment period ending on July 25, 2030 and a final maturity date on July 25, 2038.

In connection therewith, on August 6, 2026, the Fund, as transferor, and the Borrower, as transferee, entered into a loan sale and contribution agreement (the “Contribution Agreement”), pursuant to which the Fund will transfer to the Borrower certain originated or acquired loans and related assets from time to time.

The obligations of the Borrower under the Norinchukin Bank Credit Facility are secured by substantially all assets held by the Borrower. The interest rate charged on the loans under the Norinchukin Bank Credit Agreement is based on Term SOFR plus an applicable margin of 1.58% per annum for Class A Loans, and 1.93% per annum for Class B Loans. The Class A-T Loans have been rated “AAA(sf)” by S&P Global Ratings and the Class B Loans have been rated “AA(sf)” by S&P Global Ratings. Under the Norinchukin Bank Credit Agreement, the Fund and the Borrower, as applicable, have made customary representations and warranties and are required to comply with customary covenants and other requirements for similar facilities. The Norinchukin Bank Credit Agreement includes usual and customary events of default for facilities of this nature.

The Fund used the proceeds from the Norinchukin Bank Credit Facility to terminate that certain credit agreement, dated as of August 1, 2025, among the Borrower, the Fund, the lenders party thereto, the Bank of Nova Scotia, as administrative agent, U.S. Bank Trust company, National Association as collateral agent and collateral administrator and U.S. Bank National Association, as custodian, as amended (the “Scotiabank Credit Facility II Agreement”). Proceeds from the Norinchukin Bank Credit Agreement also will be used to acquire and originate collateral loans during the reinvestment period, fund revolving collateral loans and/or delayed funding loans, pay certain fees and expenses and make permitted distributions.

The foregoing descriptions of the Norinchukin Bank Credit Agreement and the Contribution Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Norinchukin Bank Credit Agreement and the Contribution Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated by reference herein.

Amendment to Scotiabank Credit Facility I Agreement

On August 6, 2026, the Fund entered into amendment no. 3 to the amended and restated credit agreement (the “Scotiabank Credit Facility I Amendment”) among NCPCIF SPV III, LLC, the Fund's direct wholly owned subsidiary, as Borrower A (“Borrower A”), and NCPCIF BSL SPV I, LLC, the Fund's direct wholly owned subsidiary, as Borrower B (“Borrower B” and, together with Borrower A, the “Scotiabank Borrowers”), the Fund, as servicer, the lenders from time to time parties thereto, the Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian, which amends the amended and restated credit agreement, dated as of May 22, 2025 (as amended on November 7, 2025 and April 13, 2026, the “Existing Scotiabank Credit Facility I Credit Agreement” and the credit facility thereunder, the “ Scotiabank Credit Facility I”).

The Scotiabank Credit Facility I Amendment amended the Existing Scotiabank Credit Facility I Credit Agreement to, among other things: (i) increase the total revolving commitment from $450,000,000 to $550,000,000; (ii) reduce the applicable margin from 2.025% per annum to 1.925% per annum; (iii) extend the reinvestment period end date from May 22, 2027 to August 6, 2028; and (iv) extend the stated maturity date from May 22, 2034 to August 6, 2035. The interest rate on the Scotiabank Credit Facility I remains based an annual rate equal to SOFR determined for any day for the relevant interest period, plus the applicable margin.

The foregoing description of the Scotiabank Credit Facility I Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Scotiabank Credit Facility I Amendment, which is filed as Exhibit 10.3 hereto, and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement

On August 6, 2026, the Fund terminated in full the Scotiabank Credit Facility II Agreement. The Scotiabank Credit Facility II Agreement was terminated concurrent with the satisfaction of all obligations and liabilities of the Fund to the lending parties thereunder, including, without limitation, payments of principal and interest, other fees, breakage costs and other amounts owing to the lending parties.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1
Credit Agreement, dated as of August 6, 2026, among NCPCIF SPV VI, LLC, as borrower, Nuveen Churchill Private Capital Income Fund, as servicer, the lenders from time to time parties thereto, the Bank of Nova Scotia, as syndication agent, U.S. Bank Trust Company, National Association, as loan agent, collateral agent and collateral administrator, and U.S. Bank National Association, as custodian.

10.2	Loan Sale and Contribution Agreement, dated as of August 6, 2026, by and between Nuveen Churchill Private Capital Income Fund, as the seller, and NCPCIF SPV VI, LLC, as the buyer.
10.3
Amendment No. 3 to Amended and Restated Credit Agreement, dated as of August 6, 2026, among NCPCIF SPV III, LLC, as Borrower A, NCPCIF BSL SPV I, LLC, as Borrower B, Nuveen Churchill Private Capital Income Fund, as servicer, the lenders party thereto, the Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator and U.S. Bank National Association, as custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date:August 12, 2026	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President